SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2005

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                        GENCO SHIPPING & TRADING LIMITED
             (Exact name of registrant as specified in its charter)

 Republic of the Marshall Islands          000-5142              98-043-9758
 (State or other jurisdiction of    (Commission file number)  (I.R.S. employer
  incorporation or organization)                             identification no.)

         35 West 56th Street,
              New York, NY                                            10019
 (Address of principal executive offices)                           (Zip code)

       Registrant's telephone number, including area code: (646) 443-8550

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Genco Shipping & Trading Limited (the "Company"), dated August 17, 2005, reporting the Company's financial results for the second quarter ended June 30, 2005.

The information set forth under "Item 2.02 Results of Operations and Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Harry A. Perrin was elected to the Company's Board of Directors on August 15, 2005. Mr. Perrin will serve as Chairman of the Audit Committee.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.   Description
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   99.1       Press Release August 17, 2005.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENCO SHIPPING & TRADING LIMITED

                              DATE: August 17, 2005

                              /s/ John C. Wobensmith
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                                         John C. Wobensmith
                               Chief Financial Officer, Secretary and Treasurer
                              (Principal Financial and Accounting Officer)






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